UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2021

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:
This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 2”) to the Current Report on Form 8-K filed by NeoGenomics, Inc. (the “Company”) with the Securities and Exchange Commission on June 24, 2021 (the “Original Report”). In the Original Report, the Company disclosed that, among other events, on June 18, 2021, the Company closed its previously announced acquisition (the “Acquisition”) of 100% of the outstanding voting shares of Inivata Limited, a private limited company incorporated in England and Wales (“Inivata”). This Amendment No. 2 is being filed to provide the historical audited financial statements of Inivata and the pro forma condensed consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. In the Original Report, the Company indicated that it would file the required information by amendment. Except as set forth herein, this Amendment No. 2 does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Inivata Limited for the years ended December 31, 2020 and 2019, and related notes, are filed as Exhibit 99.1 to this report and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, Inivata's independent auditors, is attached as Exhibit 23.1 to the Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information, including the statement of operations for the six months ended June 30, 2021 and statement of operations for the year ended December 31, 2020, and related notes showing the pro forma effects of the Company's acquisition of Inivata are filed as Exhibit 99.2 to this report and are incorporated herein by reference. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company's actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company's future operating results or financial position.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of Inivata Limited.

99.1	Historical Consolidated Financial Statements of Inivata Limited.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Kathryn B. McKenzie
Kathryn B. McKenzie
Chief Financial Officer
September 1, 2021